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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                December 6, 1999
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                Date of Report (Date of earliest event reported)


                              eVentures Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

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
                  DELAWARE                              33-19435                      75-2233445
       (State or Other Jurisdiction of               Commission File               (I.R.S. Employer
       Incorporation or Organization)                    Number                   Identification No.)
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           One Evertrust Plaza, 8th Floor,
               Jersey City, New Jersey                       07302
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       (Address of Principal Executive Offices)            (Zip Code)




                                  201-200-5515
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               Registrant's telephone number, including area code




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          (Former Name or former Address, if Changed Since Last Report)


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Item 4 - Changes in Registrant's Certifying Accountant

         (a) eVentures Group, Inc. ("eVentures") engaged BDO Siedman LLP as its auditors on December 6, 1999. The board of directors of eVentures ratified the engagement of BDO Siedman LLP and dismissed Larry O'Donnell, C.P.A. ("O'Donnell") as its auditor on December 9, 1999. Following the transactions described in eVentures Form 8-K filed with the Securities and Exchange Commission on October 7, 1999, management determined that it was in the best interest of eVentures to retain a larger and better recognized firm of auditors.

         (b) During our two most recent fiscal years and interim period subsequent to April 30, 1999, there have been no disagreements with O'Donnell on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

         (c) Discharged's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Item 8 - Change in Fiscal Year

         eVentures' fiscal year end date has been changed from April 30 to June
30. The end of the 1999 fiscal year was June 30, 1999. This change was made to align the fiscal year end of eVentures with the fiscal year end of the accounting acquirer in the reorganization transaction reported in our Form 8-K as filed with the Securities and Exchange Commission on October 7, 1999. The next report reflecting this change shall be the Company's 10-Q for the first quarter of fiscal year 2000.



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                  Pursuant to the requirements of the Securities Exchange Act of
1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

eVentures Group, Inc.

December 14, 1999

By  /s/   STUART CHASANOFF
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   Name:  Stuart Chasanoff
   Title: Vice President - Business Development,
         General Counsel and Secretary




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